UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2006
Date of Report (Date of earliest event reported)

FC FINANCIAL SERVICES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51790	98-040339
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

110 Jardin Drive, Suite 13
Concord, Ontario, Canada	L4K 2T7
(Address of principal executive offices)	(Zip Code)

(905) 761-1096
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Entry into Term Sheet for Acquisition of ICP Solar Technologies Inc. (“ICP”)

On May 8, 2006, FC Financial Services Inc. (“FC”) signed a term sheet (the “Term Sheet”) with all of the stockholders of ICP Solar Technologies Inc. (the “ICP Stockholders”) pursuant to which FC will acquire all of the outstanding shares of ICP, a company engaged in the manufacture and distribution of solar power products, subject to the following terms and conditions:

(a)

FC agrees to issue 20,000,000 shares of common stock, par value $0.00001 per share (the “FC Shares”), to a trustee nominated by the ICP Stockholders and incorporate a 100% wholly owned Canadian subsidiary (“Exchangeco”) that will acquire 100% of the issued and outstanding shares of ICP in exchange for an equal number of exchangeable shares in Exchangeco, each exchangeable into one FC share of FC held in trust (the “Acquisition”).

(b)	Concurrent with the closing of the Acquisition, the holders of 24,222,750 restricted shares of FC will agree to surrender those shares for cancellation.

(c)

Following the closing of the Acquisition, Taras Chebountchak will remain as a director of FC for one year. All other members of the Board of Directors will be persons nominated by Sass Peress. The parties agree to enter into a voting agreement to ensure board composition. FC will engage a chief financial officer with public company experience.

(d)

FC will provide a bridge loan of US$1,000,000 to ICP. The ICP Stockholders agree to pledge all of their ICP shares as security for the bridge loan. Upon closing of the Acquisition, the bridge loan shall convert into equity at US$1 per share. In the event that ICP and FC do not close within 90 days of the execution of the term sheet, then the loan would be repayable by ICP to FC within 90 days.

(e)

Closing of the Acquisition will be subject to FC completing a financing of 5,000,000 units at US$1.00 per unit, with each unit consisting of one share of common stock and one share purchase warrant exercisable to purchase an additional share of common stock at a price of US$1.00 per share for a period of 18 months from closing of the financing. The investors purchasing the financing will be granted registration rights with respect to the shares comprising the units and the shares to be issued on exercise of the warrants. FC will file a registration statement on Form SB-2 under the Securities Act of 1933 forthwith on Closing of the financing to be effective within 6 months of closing, with FC having the option to structure the financing as a convertible note offering.

No finders fees will be payable to anyone in respect of the transactions outlined in the Term Sheet. The Term Sheet is subject to the entry by the parties into a formal agreement setting out the terms of the Acquisition and the parties’ satisfactory completion of due diligence. There is no assurance that the Acquisition will be completed.

Loan Agreement with ICP Solar Technologies Inc.

In connection with FC’s entry into the Term Sheet with ICP, on May 16, 2006, FC entered into a loan agreement (the “Loan Agreement”) with ICP pursuant to which FC loaned to ICP US$1,000,000 (the “Loan”). Pursuant to the terms of the Loan Agreement: (i) ICP must repay the Loan by the earlier of November 8, 2006 or 90 days following the closing of the Acquisition pursuant to the Term Sheet (the Maturity Date”), at an interest rate of 10% per annum payable on the Maturity Date; and (ii)

Sass Peress, Peress Family Trust, Arlene Ades and Joel Cohen (the “ICP Guarantors”) must provide a guarantee on the repayment of the Loan and secure the guarantee by pledging 3,064,291 common shares of ICP held by the ICP Guarantors. The Loan is evidenced by a promissory note executed by ICP on May 16, 2006.

Pursuant to FC’s entry into the Loan Agreement with ICP, on May 16, 2006, FC entered into a Share Pledge Agreement with the ICP Guarantors and received a guarantee from the ICP Guarantors pursuant to a Guarantee Agreement dated May 16, 2006. Pursuant to the terms of the Guarantee Agreement and the Share Pledge Agreement, the ICP Guarantors unconditionally guaranteed the due and punctual performance and repayment to FC of the Loan under the Loan Agreement, with FC’s recourse under the Guarantee Agreement being limited to the 3,064,291 common shares of ICP pledged as security for the guarantee of the ICP Guarantors under the Share Pledge Agreement. Pursuant to the terms of the Share Pledge Agreement, FC may enforce the pledge five days after it has given notice to the ICP Guarantors of the occurrence of: (i) any default by ICP in the due payment of the Loan or any installment of principal or interest with respect thereof; or (ii) any default under the Loan Agreement or in the performance of the obligations under the Loan Agreement.

The summary of the foregoing is qualified in its entirety by reference to the text of the Term Sheet, Loan Agreement, Share Pledge Agreement and Limited Course Guarantee Agreement, which are included as exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Form 8-K and are incorporated herein by reference.

ITEM 7.01            REGULATION FD DISCLOSURE.

In connection with FC’s entry into the Term Sheet with the ICP Stockholders, on April 28, 2006 the board of directors of FC approved a private placement financing (the “Private Placement”) of up to 5,000,000 units at US$1.00 per unit to non-US subscribers pursuant to Regulation S of the Securities Act of 1933, for gross proceeds of up to $5,000,000. Each unit (a “Unit”) will consist of one share of common stock and one share purchase warrant exercisable to purchase an additional share of common stock at a price of US$1.00 per share for a period of 18 months from closing of the financing.

On May 15, 2006, FC completed the issuance of 1,000,000 Units for gross proceeds of $1,000,000 in connection with the Private Placement to a subscriber pursuant to Regulation S of the Securities Act of 1933. The purchaser represented to FC that they were not a “US person” as defined in Regulation S. FC did not engage in a distribution of this offering in the United States. The purchaser represented their intention to acquire the securities for investment only and not with a view toward distribution. Appropriate legends were affixed to the stock certificate issued to each purchaser in accordance with Regulation S. No finder’s fees were paid in connection with the distribution.

The above shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description of Exhibit

10.1	Term Sheet between FC Financial Services Inc. (“FC”) and the stockholders of ICP Solar Technologies Inc.

10.2	Loan Agreement between FC and ICP Solar Technologies Inc.

10.3	Share Pledge Agreement dated May 16, 2006 among FC, Sass Peress, Peress Family Trust, Arlene Ades and Joel Cohen

10.4	Limited Recourse Guarantee Agreement dated May 16, 2006 between Sass Peress, Arlene Ades, Joel Cohen and Peress Family Trust in favor of FC.

10.5	Promissory Note dated May 16, 2006 of ICP Solar Technologies Inc. in favor of FC.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FC FINANCIAL SERVICES INC.

Date: May 18, 2006
	By:	/s/ Taras Chebountchak
Taras Chebountchak
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors